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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                               SEPTEMBER 12, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                              ARIS INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    NEW YORK                         1-4814                      22-1715274
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                   475 FIFTH AVENUE, NEW YORK, NEW YORK 10017
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              (Address of registrant's principal executive offices)



                                 (212) 686-5050
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On September 12, 1997, the Registrant and each of BNY Financial Corporation ("BNY") and AIF-II, L.P. ("AIF-II") entered into an Amendment of the Series A Junior Secured Note Agreement dated June 30, 1993 between the Registrant and BNY (the "BNY Note Agreement") and the Series B Junior Secured Note Agreement dated June 30, 1993 between the Registrant and AIF-II (the "AIF-II Note Agreement") providing that (1) the scheduled interest accruing under such Note Agreements for the period February 1, 1997 through January 31, 1998 will be made by Payment in Kind ("PIK") whereby such payments will not be made in cash and instead shall be added to principal, and such interest Paid in Kind as well as the scheduled interest accrued under such Note Agreements for the period February 1, 1996 through January 31, 1997 (and under the AIF-II Note Agreement for the period November 1, 1995 through January 31, 1996) which had been Paid in Kind, shall be due and payable on November 3, 2002, (2) the principal payment on the BNY Note Agreement of $300,000 otherwise due November 3, 1997 shall be rescheduled and paid quarterly in installments of $15,000 each on the last day of each calendar quarter commencing with a payment on December 31, 1997, with any remaining balance due on November 3, 2002 and (3) scheduled interest under such Note Agreements accruing for periods commencing February 1, 1998 will be made in cash on quarterly payment dates commencing May 4, 1998. In such Amendment, the Registrant covenanted in favor of BNY and AIF-II that on or before January 31, 1998, Registrant shall repay in full all principal and interest under its note in the original principal amount of $1,000,000 to Heller Financial, Inc. The foregoing Amendment to the BNY and AIF-II Note Agreements was made with the consent of Heller Financial, Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements. None.

     (b) Exhibits. The following Exhibit is filed as part of this Report:

          10.109 Amendment executed September 12, 1997 to Series A and Series B Junior Secured Note Agreements dated as of June 30, 1993 between Registrant, BNY Financial Corporation and AIF-II, L.P.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ARIS INDUSTRIES, INC.



                                          By: /s/ PAUL SPECTOR
                                              ---------------------------------
                                              Paul Spector
                                              Senior Vice President and
                                              Chief Financial Officer



Date: September 12, 1997


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